Exhibit 10.5

Advanced Voice Recognition Systems, Inc
7659 E. Wood Drive

Scottsdale, Arizona 85260

SUBSCRIPTION AGREEMENT

The undersigned (the “Purchaser”), desires to become a purchaser of Common Shares, par value $.001  of Advanced Voice Recognition Systems, Inc a Nevada corporation, (the Company) for $12,500,000.00, pursuant to an exemption from registration under Section 4(a)(2), Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) or other applicable exemptions on the terms and conditions set forth in this Agreement. It is the intent of the Company to change its name to Rivulet Entertainment, Inc. as soon as practicable.

The Subscriber hereby subscribes for and agrees to accept from the Company that number of Common Shares set forth on the Signature Page of this Subscription Agreement (the “Agreement”), in consideration of $0.40 per Common Shares.  The offer to purchase is submitted in accordance with and subject to the terms and conditions described in this Subscription Agreement (the “Agreement”). The Subscriber acknowledges that the Company reserves the right, in its own discretion, to accept or reject this subscription and the subscription will not be binding until accepted by the Company in writing.

The Company attests and confirms that those offering this investment on behalf of the Company are not and have not been disqualified from doing so pursuant to the provisions for Rule 506 of Regulation D under the Securities Act of 1933

The closing of the Subscription of Common Shares hereunder (the “Closing”) shall occur immediately upon: (i) receipt and acceptance by the Company of a properly executed Signature Page to this Agreement; and (ii) receipt of all funds for the subscription of Common Shares hereunder. The Purchase Price is payable by check made payable to the order of Advanced Voice Recognition Systems, Inc or by wire transfer of immediately available funds delivered contemporaneously herewith as follows:

Advanced Voice Recognition Systems, Inc

Wells Fargo Bank – Mitchell, SD

Routing number

Account number

1.PURCHASE PROCEDURE

The Subscriber acknowledges that, in order to subscribe for Common Shares, they must, and they do hereby, deliver to the Company a check, trade draft, bill or an alternative payment confirmation in the amount set forth on the Signature Page, representing full payment for the Common Shares designated hereunder.

2.REPRESENTATIONS OF SUBSCRIBER

Subscriber Representations, Warranties and Agreements. The Purchaser hereby acknowledges, represents and warrants as follows:

(a)Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability Company or other applicable like action, on the part of such Purchaser.  Each of this Agreement and other Documents has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(b)Investment Intent.  Such Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.  Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Shares for any period of time.  Such Purchaser is acquiring the Shares hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares. The Purchaser further understands that transfer of the Preferred Stock is restricted under the Act and under state securities laws. The Purchaser also understands that said certificates shall contain a restrictive legend not inconsistent with the following language:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF BUYER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

(c)Purchaser Status.  The Purchaser agrees and acknowledges that is, a “U.S. Person” (as defined below) at the time the Purchaser was offered the Shares and as of the date hereof. The Purchaser further declares that he is an Accredited Investor pursuant SEC Regulation D as clarified pursuant to the attached Questionnaire.

(d)General Solicitation.  Such Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)Information.  The Purchaser acknowledges review of reports filed by Company with the U.S. Securities and Exchange Commission, and that Company has provided the Purchaser with no indication of any value of the Shares or of Company.  There have been no representations, warranties or promises made to Purchaser by Company or any representative of COMPANY that the Shares will appreciate in value, or that there will be any market for the resale of the Shares by the Purchaser.  The Purchaser understands that the Shares are extremely speculative and subject to a high degree of risk of loss of the Purchaser’s investment. The Purchaser and the Purchaser’s advisors, if any, have conducted their own investigation with respect to Company and the Shares, and have not relied upon any representation of COMPANY in making the decision to invest in the Shares (other than those representations set forth in Section 2 of this Agreement).  The Purchaser has had an opportunity to discuss the terms and conditions of the investment in the Shares with management of Company and to obtain any additional information regarding the investment or Company that it has requested of management.

(f)Independent Investment Decision.  Such Purchaser has independently evaluated the merits of its decision to purchase the Shares pursuant to the Agreement, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.  Such Purchaser has not relied on the business or legal advice of the Company or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.

3.APPLICABLE LAW

This Agreement shall be construed in accordance with and governed by the of the State of Arizona.

4.COUNTERPARTS

This Subscription Agreement may be executed in one or more counterparts.

5.PERSONS BOUND

This Subscription Agreement shall, except as otherwise provided herein, inure to the benefit of and be binding on the Company and its successors and assigns and on each Subscriber and his respective heirs, executors, administrators, successors and assigns.

6.NOTICE

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, sent electronically or sent by certified, registered or express mail, postage prepaid, to the address of each party set forth herein.

7.CERTIFICATION

The subscriber certifies that they have read this entire Subscription Agreement and that every statement made by the subscriber herein is true and complete.

8.SUBSCRIBER SIGNATURE

The undersigned, desiring to subscribe for the number of Common Shares of Advanced Voice Recognition Systems, Inc, to be renamed Rivulet Entertainment, Inc.(the “Company”) as is set forth below, acknowledges that he/she has received and understands the terms and conditions of the Subscription Agreement attached hereto and that he/she does hereby agree to all the terms and conditions contained herein.

IN WITNESS WHEREOF, the undersigned has hereby executed this Subscription Agreement as of the date set forth below.

Number of Common Shares:7,500,000
Total Amount of Subscription:$3,000,000.00
Name of Subscriber:Genius Equity, LLC
Address of Subscriber:

Signature of Subscriber:/
Manager Date: 2/28/24

Authorized by Mr. Walter Geldenhuys, President of Advanced Voice Recognition Systems, Inc

  /s/ Walter Geldenhuys___________________

Walter Geldenhuys

Date: 3/1/24